Note 20. Net Income (Loss) Per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Text Block]
NOTE 20 - NET INCOME (LOSS) PER COMMON SHARE

Net income (loss) per share - basic is computed by dividing net income (loss) by the weighted average number of common shares outstanding. Net income (loss) per share - diluted is computed by dividing net income (loss) by the weighted average number of common shares outstanding and dilutive common share equivalents using the treasury stock method.  Dilutive common share equivalents include common shares issuable upon exercise of outstanding stock options.  The Company had no outstanding stock options at December 31, 2011 or 2010.

	For the years ended December 31,
	2011	2010
Basic earnings (loss) per share:

Net income (loss) available to common shareholders	$(16,479,961)	$68,869

Average common shares outstanding - basic	5,287,014	5,087,107

Basic earnings (loss) per share	$(3.12)	$0.01